DWS Money Market Series

Supplement to the currently effective Statement of Additional Information dated October 1, 2006
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The following information replaces or supplements similar disclosure provided in the "Purchase and Redemption of Shares" section of the fund's Statement of Additional Information:


Except as provided below, purchase, redemption and exchange orders must be received in good order by 4:00 p.m. Eastern time on a business day on which the fund is open in order to be effective on that day; otherwise such orders will be effective on the next business day. However, purchase orders with payment sent by wire and redemption orders with proceeds to be sent by wire or by check that are communicated by telephone (but not by the Automated Information Line) and are received in good order by 5:00 p.m. Eastern time on a business day will be effective on that business day.





              Please retain this supplement for future reference.



January 19, 2007


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                                                             Deutsche Bank Group